                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                           CONCENTRIC NETWORK CORPORATION
          ---------------------------------------------------------------------
                 (Exact name of registrant as specified in its charter)

                   Delaware                              65-0257497
          ----------------------------    -------------------------------------
          (State of Incorporation)        (I.R.S. Employer Identification No.)

          10590 North Tantau Avenue, Cupertino, CA                        95014
          ---------------------------------------------------------------------
          (Address of principal executive offices)                   (ZIP Code)


IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF DEBT SECURITIES AND IS EFFECTIVE UPON FILING PURSUANT TO GENERAL INSTRUCTION A.(C)(1), PLEASE CHECK THE FOLLOWING BOX. [_]

IF THIS FORM RELATES TO THE REGISTRATION OF A CLASS OF DEBT SECURITIES AND IS TO BECOME EFFECTIVE SIMULTANEOUSLY WITH THE EFFECTIVENESS OF A CONCURRENT REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 PURSUANT TO GENERAL INSTRUCTION A.(C)(2), PLEASE CHECK THE FOLLOWING BOX. [_]

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

       Title of each class                     Name of each exchange on which
       to be so registered                     each class is to be registered

             None
----------------------------------      ----------------------------------------

----------------------------------      ----------------------------------------

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                   Common Stock, par value $0.001 per share
--------------------------------------------------------------------------------
                               (Title of class)

--------------------------------------------------------------------------------
                               (Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

          Incorporated by reference to page II-7 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on May 16, 1997.

ITEM 2.   EXHIBITS

          The following exhibits are filed as part of this registration statement:

          1.1/1/    Specimen certificate for Registrant's Common Stock.

          2.1/2/ Form of Amended and Restated Certificate of Incorporation to be effective prior to completion of the offering.

          2.2/3/ Form of Amended and Restated Certificate of Incorporation to be filed promptly after the closing of the offering.

          2.3/4/    Amended and Restated Bylaws of Registrant.

          2.4/5/ Amended and Restated Bylaws of Registrant to be effective upon completion of the offering.

______________________
/1/ Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 filed on May 16, 1997.

/2/ Incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form S-1 filed on May 16, 1997.

/3/ Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 filed on May 16, 1997.

/4/ Incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 filed on May 16, 1997.

/5/ Incorporated by reference to Exhibit 3.4 to the Registrant's Registration Statement on Form S-1 filed on May 16, 1997.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Dated:  May 16, 1997

                                    By: /s/ Michael F. Anthofer
                                       -------------------------------
                                       Michael F. Anthofer
                                       Senior Vice President and
                                       Chief Financial Officer

                               INDEX TO EXHIBITS

 EXHIBIT
 NUMBER                                DESCRIPTION
---------------       --------------------------------------------------
 1.1/1/               Specimen certificate for Registrant's Common Stock.

 2.1/2/               Amended and Restated Certificate of Incorporation.

 2.2/3/ Form of Amended and Restated Certificate of Incorporation to be filed promptly after the closing of the offering.

 2.3/4/               Amended and Restated Bylaws of Registrant.

 2.4/5/ Amended and Restated Bylaws to be effective promptly after the closing of the offering.

___________________
/1/ Incorporated by reference to Exhibit 4.1 to the Registrant's Registration
    Statement on Form S-1 filed on May 16, 1997.

/2/ Incorporated by reference to Exhibit 3.1 to the Registrant's Registration
    Statement on Form S-1 filed on May 16, 1997.

/3/ Incorporated by reference to Exhibit 3.2 to the Registrant's Registration
    Statement on Form S-1 filed on May 16, 1997.

/4/ Incorporated by reference to Exhibit 3.3 to the Registrant's Registration
    Statement on Form S-1 filed on May 16, 1997.

/5/ Incorporated by reference to Exhibit 3.4 to the Registrant's Registration
    Statement on Form S-1 filed on May 16, 1997.